SCHEDULE 14A
                     Information Required in Proxy Statement


                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]       Preliminary Proxy Statement
[_]       Confidential,  for Use of  Commission  Only (as  permitted  by Rule
          14a-6(e)(2))
[X]       Definitive Proxy Statement
[_]       Definitive Additional Materials
[_]       Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or Section
          240.14a-12


                               TELEPAD CORPORATION
           ----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


           ----------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement if
                           other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]       $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2)
          or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          (1) Title of each class of securities to which transaction applies:

                    ------------------------------------------------------------

          (2)       Aggregate number of securities to which transaction applies:

                    ------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                    ------------------------------------------------------------


          (4)       Proposed Maximum aggregate value of transaction:

                    ------------------------------------------------------------


          (5)       Total fee paid:

                    ------------------------------------------------------------


[_]       Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)       Amount Previously Paid:

                    ------------------------------------------------------------


          (2)       Form, Schedule or Registration Statement No.:

                    ------------------------------------------------------------


          (3)       Filing Party:

                    ------------------------------------------------------------


          (4)       Date Filed:

                    ------------------------------------------------------------

                               TELEPAD CORPORATION
                         380 Herndon Parkway, Suite 1900
                             Herndon, Virginia 22070


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 4, 1998

            NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Meeting") of TelePad Corporation (the "Company") will be held at the Company's executive offices at 380 Herndon Parkway, Suite 1900, Herndon, Virginia on Monday, May 4, 1998, at 11:00 A.M., Eastern Daylight Savings Time, to consider and act upon the following matters:

      1. The election of a director of the Company to serve as the Class II director of the Company's Board of Directors for a term expiring at the third succeeding annual meeting after election, and until his successor is duly elected and qualified;

      2. A proposal to amend the Company's Second Restated Certificate of Incorporation (the "Certificate of Incorporation") in order to effectuate a 1 for 10 reverse stock split;

      3. A proposal to ratify the action of the Board of Directors in appointing Ernst & Young LLP as the Company's independent public accountants for the year ending December 31, 1998; and

      4. The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

            Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement.

            The close of business on March 25, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof. A list of such stockholders will be open for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the Meeting at the offices of the Company, 380 Herndon Parkway, Suite 1900, Herndon, Virginia.

                                             By Order of the Board of Directors,


                                             ROBERT D. RUSSELL
                                             Secretary
Herndon, Virginia
April 3, 1998



IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. EACH STOCKHOLDER IS URGED TO SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. AN ENVELOPE ADDRESSED TO THE COMPANY'S TRANSFER AGENT IS ENCLOSED FOR THAT PURPOSE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                               TELEPAD CORPORATION
                         380 Herndon Parkway, Suite 1900
                             Herndon, Virginia 22070


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                   May 4, 1998

            This Proxy Statement is furnished to the holders of common stock, par value $.01 per share ("Common Stock"), of TelePad Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company ("Proxy" or "Proxies") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Monday, May 4, 1998, at 11:00 A.M., Eastern Daylight Savings time, at the Company's executive offices at 380 Herndon Parkway, Suite 1900, Herndon, Virginia, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The approximate mailing date of this Proxy Statement is April 4, 1998.

            The close of business on March 25, 1998 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the Record Date, there were 12,065,624 shares of Class A Common Stock outstanding, which are the only voting securities of the Company, issued and outstanding. There were no shares of Class B Common Stock outstanding as of the Record Date. Each share of Class A Common Stock outstanding on the Record Date will be entitled to one vote on all matters to come before the Meeting. Cumulative voting is not permitted. A majority of the shares entitled to vote, represented in person or by proxy, is required to constitute a quorum for the transaction of business. Proxies submitted which contain abstentions or broker nonvotes will be deemed present at the Meeting in determining the presence of a quorum.

            Directors are elected by a plurality of the votes cast at the Meeting (Proposal 1). The affirmative vote of a majority of the shares of Class A Common Stock outstanding will be required to amend the Company's Certificate of Incorporation to effect the proposed reverse stock split (Proposal 2). The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Meeting will be required to ratify the appointment of Ernst & Young LLP as the Company's independent public accountants for the Company's fiscal year ending December 31, 1998 (Proposal 3). Abstentions are considered as shares entitled to vote and, therefore, are effectively negative votes for Proposals 2 and 3. Broker nonvotes with respect to any matter are not considered as shares entitled to vote. However, because an affirmative vote of a majority of the outstanding Class A Common Stock is required to amend the Company's Certificate of Incorporation, broker nonvotes will have the same effect as a vote "against" the amendment. Broker nonvotes will have no effect on the outcome of the vote on Proposals 1 or 3.

            A Proxy may be revoked at any time before its exercise by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by attendance at the Meeting and electing to vote in person. Attendance at the Meeting will not in and of itself constitute revocation of a Proxy.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS


            A Class II director will be elected to the Company's Board of Directors at the Meeting. The director nominated for Class II will serve for a term expiring at the third succeeding Annual Meeting of Stockholders. The nominee for Class II directorship is currently a Class II director of the Company whose term as director expires at the Meeting.

            The Board of Directors has no reason to expect that the nominee will be unable to stand for election at the date of the Meeting. In the event that a vacancy occurs with respect to the original nominee prior to the Meeting, the proxies will be voted for a substitute nominee, if named by the Board of Directors.

INFORMATION ABOUT NOMINEE

            The following table sets forth information regarding the nominee:


   NAME                  AGE     CLASS     POSITIONS WITH THE COMPANY
------------------       ---     -----     --------------------------
Alan B. Salisbury         61       II               Director

------------------


            ALAN B. SALISBURY has been a Director of the Company since July 1996. Mr. Salisbury has been a director and the president of Learning Tree International Inc. since April 1993 and has been a director of Sybase, Inc. and Template Software. Mr. Salisbury served as Executive Vice President and Chief Operating Officer of Microelectronics & Computer Technology Corporation from May 1991 to April 1993.

EXECUTIVE OFFICERS

            DONALD W. BARRETT became Chief Executive Officer of the Company and Chairman of its Board of Directors on April 16, 1996. From July 1991 through March 1996, Mr. Barrett was President and Chief Executive Officer of Ideas, Inc. which owned and operated a family of telecommunications and information systems companies. Mr. Barrett was president of the Government Systems Group of Contel Federal Systems, Inc., a network integrator, from 1987 through 1991 and President of the Custom Products Group of Burroughs Corporation, a computer manufacturer, from 1984 through 1987. Prior to that time, Mr. Barrett held various marketing and technical positions with GTE and General Dynamics. Mr. Barrett is a director of Objective Communications, Inc.

            RONALD C. OKLEWICZ has been President and a Director of the Company since August 1992, but is not standing for re-election at the Meeting and has been Chief Operating Officer since November 1995. Mr. Oklewicz was Chief Executive Officer from August 1992 until April 1996. From November 1991 until August 1992, Mr. Oklewicz served as a consultant to the Company. Mr. Oklewicz served in an executive capacity at Wollongong Group, a software communications firm, from 1990 through 1991. Mr. Oklewicz served in various positions at Apple Computer from 1986 through 1990, including serving as general manager of the Federal System Division. Mr. Oklewicz also spent 13 years with Xerox Corporation in various sales and marketing positions.

            ROBERT D. RUSSELL has been Vice President, Treasurer and Chief Financial Officer of the Company since May 1995 and Secretary of the Company since September 1996. Prior to joining the Company, Mr. Russell was

Vice President, Finance and Administration, Secretary and Treasurer of Falcon Microsystems, Inc. from 1986 until 1994 and an independent consultant from August 1994 until May 1995.

BOARD MEETINGS AND COMMITTEES

            The Board of Directors is responsible for the management of the Company. During the year ended December 31, 1997, the Board of Directors held five meetings. Each incumbent director attended at least 75% of all meetings of the Board and committees on which the person served which were held during the year.

            The Audit Committee, which currently consists of Messrs. Toups and Diesel, has authority with respect to the financial audit and reporting functions of the Company, including the review of internal accounting procedures and the review and oversight of the Company's independent accountants. The Audit Committee held one meeting during 1997.

            The Compensation Committee, which currently consists of Messrs. Shapiro and Dankman, has power and authority with respect to all matters pertaining to compensation payable by the Company and the administration of employee benefits, deferred compensation and the stock option plans of the Company. The Compensation Committee held two meetings during 1997.

            The Nominating Committee, which currently consists of Messrs. Diesel and Shapiro, is responsible for the nomination of individuals for election to the Company's Board of Directors. The Nominating Committee held no independent meetings during 1997.

            The Executive Committee, which currently consists of Messrs. Barrett, Diesel, Shapiro and Toups, is charged with the review and oversight of the management of the Company and monitoring its corporate activities. The Executive Committee held no independent meetings during 1997.


                                   PROPOSAL 2
                            AMENDMENT TO CERTIFICATE
                                OF INCORPORATION
                                    TO EFFECT
                               REVERSE STOCK SPLIT


                    PROPOSAL TO AUTHORIZE REVERSE STOCK SPLIT

GENERAL

            The Board of Directors of the Company has unanimously adopted resolutions proposing, declaring advisable and recommending that stockholders authorize an Amendment to the Company's Certificate of Incorporation (the "Amendment") to (i) effect a 1 for 10 reverse stock split of the Company's issued shares of Common Stock (the "Reverse Split") and (ii) provide for the payment of cash in lieu of fractional shares otherwise issuable in connection therewith. There will be no change in the number of the Company's authorized shares of Common Stock and no change in the par value of the Class A Common Stock. The complete text of the Amendment is set forth in Exhibit A to this Proxy Statement.

            The Reverse Split will not change the proportionate equity interests of the Company's stock, nor will the respective voting rights and other rights of stockholders be altered, except for possible immaterial changes due to the Company's purchase of fractional shares. The Common Stock issued pursuant to the Reverse Split will remain fully paid and nonassessable.

            Upon effectiveness of the Reverse Split, the Company's outstanding shares will be reduced from 12,065,624 shares of Class A Common Stock (assuming no further shares are issued until the effective date of the Amendment) to approximately 1,206,562 shares of Class A Common Stock. Each certificate representing shares of Class A Common Stock outstanding immediately prior to the Reverse Split (the "Old Shares") will automatically represent new shares (the "New Shares") equal to 10% of the number of shares of Common Stock represented by the Old Shares. After the Reverse Split becomes effective, holders of Old Shares will be asked to surrender certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures set forth in a letter of transmittal to be sent by the Company. No fractional New Shares will be issued as a result of the Reverse Split. Rather, the Company will pay cash in lieu of any fraction of a New Share that any holder of record of Old Shares would otherwise receive. See "Procedure for Effecting Reverse Split and Exchange of Stock Certificates."

PURPOSE OF THE REVERSE SPLIT

            The principal purpose of the Reverse Split is to reduce the number of shares of Class A Common Stock while increasing the market value thereof. On February 27, 1998, the Company was notified by Nasdaq that it had recently amended the maintenance requirements to require, among other things, that any stock listed on the Nasdaq SmallCap Market have a minimum closing bid price of $1.00. The letter further stated that unless the Company's minimum closing bid price rises above $1.00 by May 28, 1998 and stays above $1.00 for at least 10 consecutive trading days, the Company will be subject to delisting from the Nasdaq SmallCap Market. The Board of Directors recommends that stockholders approve the Amendment in order that the minimum closing bid price of the Class A Common Stock will be at least $1.00 to maintain its listing on the Nasdaq SmallCap Market. As of March 31, 1998, the closing bid price of the Class A Common Stock was 1-1/16 and, notwithstanding the fact that the Common Stock had closed at more than $1.00 on the two prior trading days, its closing bid price had not previously exceeded $1.00 since October 1997.

            The Board of Directors believes that the closing bid price should increase 10 times following the consummation of the Reverse Split thereby giving the Company a large buffer over the minimum requirement.

            In the event that the Company's stock is delisted there can be no assurance that trading in the Common Stock will continue (through the OTC Bulletin Board or otherwise). Any delisting of the Common Stock may adversely affect a holder's ability to dispose of, or to obtain accurate quotations as to the market value of, the Class A Common Stock. In addition, any delisting may cause the Class A Common Stock to be subject to "penny stock" regulations promulgated by the Securities and Exchange Commission. Under such regulations, broker- dealers are required to, among other things, comply with disclosure and special suitability determinations prior to the sale of the Class A Common Stock. If the Class A Common Stock becomes subject to these regulations, the market price of the Class A Common Stock and the liquidity thereof could be adversely affected.

            Stockholders should recognize that if the Reverse Split is effectuated they will own 10% of the number of shares they presently own and that there can be no assurance that the market price of the Company's Class A Common Stock will, in fact, correspondingly increase by 10 times following consummation of the Reverse Split or, even if such price increases by 10 times, such post Reverse Split market price will be sustained. The Reverse Split will increase the number of stockholders of the Company who own odd-lots (less than 100 shares). Stockholders who hold odd-lots typically will experience an increase in the cost of selling their shares, as well as greater difficulty in effecting such sales. Also, the possibility does exist that liquidity could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split. Consequently, there can be no assurance that the Reverse Split will achieve the desired results that have been outlined above.

PROCEDURE FOR EFFECTING REVERSE SPLIT AND EXCHANGE OF STOCK CERTIFICATES

            The Reverse Split will be effected by means of filing the Amendment with the Secretary of State of the State of Delaware (the "Secretary of State"). Assuming approval of the Reverse Split by the requisite vote of stockholders at the Meeting, it is expected that the Amendment will be filed in time for the Reverse Split to become effective with the opening of trading on the Nasdaq Stock Market on or about May 6, 1998. However, the Board of Directors may abandon or delay the Reverse Split at any time before or after the Meeting and prior to the effective date for the Reverse Split if for any reason the Board of Directors deems it advisable to do so. In addition, the Board of Directors may make any and all changes to the form of Amendment that it deems necessary in order to file the Amendment with the Secretary of State and give effect to the Reverse Split.

            The Common Stock is listed for trading on the Nasdaq SmallCap Market under the symbol "TPADA". Following implementation of the Reverse Split, trading the Common Stock will continue on the Nasdaq SmallCap Market on the post Reverse Split basis.

            As soon as practicable after the effective date of the Reverse Split, the Company will send a letter of transmittal to each holder of record of Old Shares outstanding on the effective date of the Reverse Split. The letter of transmittal will contain instructions for the surrender of certificate(s) representing Old Shares to American Stock Transfer and Trust Company, the Company's transfer agent (the "Transfer Agent"). Upon proper completion and execution of the letter of transmittal and return thereof to the Transfer Agent, together with the certificate(s) representing Old Shares, a stockholder will be entitled to receive a certificate representing the number of New Shares of Common Stock into which the Old Shares submitted have been reclassified and changed as a result of the Reverse Split, together with a check for the cash payment made in lieu of fractional New Shares, if any.

            No scrip or fractional New Shares will be issued as a result of the Reverse Split. Rather, the Company will pay cash (rounded to the nearest cent) in lieu of any fraction of a share that any stockholder of record would otherwise receive. The price for such fractional New Shares will equal such fraction multiplied by the closing price of the Company's Common Stock on the Nasdaq SmallCap Market on the day prior to the effective date of the Amendment, adjusted for the Reverse Split, which is equal to 10 times the prereverse split closing bid price.

            No new certificates will be issued to a stockholder until such stockholder has surrendered his or her outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Transfer Agent. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO.


--------------------------------------------------------------------------------
                                   PROPOSAL 3
                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

            The firm of Ernst & Young LLP has audited the financial statements of the Company. The Board of Directors has, subject to ratification by stockholders, appointed that firm to act as its independent public accountants for the year ending December 31, 1998. Accordingly, management will present to the Meeting a resolution ratifying the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 1998.

            A representative of Ernst & Young LLP is expected to be present at the Meeting with the opportunity to make a statement if the representative desires to do so and is expected to be available to respond to appropriate questions addressed by stockholders.

                             EXECUTIVE COMPENSATION

            Summary Compensation Table

            The following sets forth the compensation paid by the Company during the three fiscal years ended December 31, 1997 to the Officers of the Company listed below (the "Named Officers"). No other executive officer of the Company received compensation in excess of $100,000 for the fiscal year ended December 31, 1997.

                           SUMMARY COMPENSATION TABLE


Name and Principal Position                Annual Compensation        Long-term
                                                                    Compensation
                                                                       Awards
                                  ----------------------------------------------

                                  Year     Salary    Other Annual    Options
                                             ($)     Compensation      (#)
                                                          ($)
--------------------------------  ----   ----------  ------------   ------------

Donald W. Barrett(1)              1997    $250,000        $ 0       125,000(3)
  Chief Executive Officer         1996    $177,083        $ 0       400,000(4)

Ronald C. Oklewicz(2)             1997    $150,000        $ 0        60,000(5)
  President and Chief Operating   1996    $150,000      $35,000
                                  1995    $123,885        $ 0       200,000(6)
  Officer


(1)   Mr.  Barrett  became the Company's  Chief  Executive  Officer on April 16,
      1996.

(2) Mr. Oklewicz was the Company's Chief Executive Officer from August 5, 1992 until April 16, 1996.

(3) Represents options to purchase shares of Class A Common Stock at an exercise price of $0.376 per share (the average of the closing highest and lowest sales prices of the Common Stock on the date of grant), with such options becoming exercisable on December 2, 2003.

(4) Represents options to purchase shares of Class A Common Stock at an exercise price of $3.8125 per share (the average of the closing bid and asked prices of the Common Stock on the date of grant), with 200,000 of such options being currently exercisable and 200,000 options becoming exercisable on December 31, 1998.

(5) Represents options to purchase shares of Class A Common Stock at an exercise price of $0.376 per share (the average of the closing highest and lowest sales prices of the Common Stock on the date of grant), with such options becoming exercisable on December 2, 2003.

(6) Represents options to purchase shares of Class A Common Stock at an exercise price of $1.75 per share (the average of the closing bid and asked prices of the Common Stock on the date of grant).

            Option Grants in Fiscal 1997

            Shown below is information concerning stock option grants of Class A Common Stock awarded to the Named Officers during the Company's 1997 fiscal year.


       INDIVIDUAL GRANTS

    Name             Number of Shares     % of Total Options    Exercise or   Expiration
                    Underlying Options   Granted to Employees   Base Price       Date
                       Granted (1)          in Fiscal 1996      ($/sh) (2)
------------------  ------------------   --------------------   -----------   ----------
Donald W. Barrett        125,000                 33.0%            $0.376        12/02/07
Ronald C.                 60,000                 16.3%            $0.376        12/02/07
Oklewicz

------------------
(1)   The options are incentive stock options.

(2) The exercise price is equal to the fair market value of the shares of Class A Common Stock on the date of grant of the option.

            Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values

            The following table sets forth, for the Named Officers of the Company, information regarding aggregate exercises of options in 1997 and the number and value of unexercised options at December 31, 1997:

      Name            Number of     Value       Number of Shares           Value of
                        Shares     Realized  Underlying Unexercised      Unexercised
                     Acquired on               Options at End of         In-the-Money
                      Exercise                    Fiscal Year         Options at End of
                                                  Exercisable/           Fiscal 1997
                                                 Unexercisable           Exercisable/
                                                                       Unexercisable(1)
------------------   -----------   --------  ----------------------   ----------------
Donald W. Barrett          0           0         200,000/325,000           $0/$7,750
Ronald C. Oklewicz         0           0          380,000/60,000         $9,720/$3,720


------------------

(1) Based upon the difference between the exercise prices of the options and the closing price of the Class A Common Stock, as reported on the Nasdaq SmallCap Market on December 31, 1997, of $0.438 per share.

EMPLOYMENT AGREEMENTS

            The Company has entered into an employment agreement with Donald W. Barrett, dated as of April 10, 1996. The employment is "at-will" and may be terminated by either party at any time, subject only to the terms of the employment agreement and the By-Laws of the Company. Pursuant to the agreement, Mr. Barrett serves as Chairman of the Board and Chief Executive Officer of the Company at a salary of $250,000 per annum. Mr. Barrett's salary has been reduced by $22,500 commencing January 1, 1998 in consideration for an award of 45,000 shares of Class A Common Stock. The agreement provides that Mr. Barrett is entitled to receive specified bonuses in the aggregate amount of $220,000 upon the occurrence of specified events and achievement of specified sales and financial milestones by the Company, as well as other supplemental benefits at the discretion of the Board of Directors. In addition, options to purchase 396,500 shares of Class A Common Stock pursuant to Company's Amended and Restated 1993 Stock Option Plan as amended (the "SOP"), and options to purchase 3,500 shares of Class A Common Stock under the 1996 Stock Incentive Plan, all at an exercise price of $3.8125 per share, were granted to Mr. Barrett pursuant to such agreement. 200,000 of such options are immediately exercisable and 200,000 of such options shall become exercisable on December 31, 1998, subject to certain acceleration provisions, including the occurrence of a change in control of the Company or the termination of Mr. Barrett other than for cause or disability (as such terms are defined in Mr. Barrett's employment agreement). The agreement also provides that if Mr. Barrett is terminated other than for cause or disability, the Company will pay to Mr. Barrett his compensation for 12 months following such termination. During the term of employment and for a period of one year after such employment has terminated, the agreement provides that Mr. Barrett will not solicit the Company's employees.

            The Company has entered into an employment agreement with Ronald C. Oklewicz, dated as of January 1, 1998, for a term ending December 31, 1998. Pursuant to the agreement, Mr. Oklewicz serves as President and Chief Operating Officer of the Company at a salary of $130,000 per annum. The agreement provides that Mr. Oklewicz is entitled to receive 40,000 shares of Class A Common Stock in 1998 and a bonus upon the occurrence of specified events and achievement of specified sales and financial milestones by the Company, as well as other supplemental benefits at the discretion of the Board of Directors. In addition, the exercise period of options to purchase 200,000 shares of the Company's Class A Common Stock pursuant to the SOP, (with an exercise price of $1.75 per share which are currently exercisable), was extended pursuant to the terms of such agreement. The agreement also provides that if Mr. Oklewicz is terminated other than for cause (as defined therein) or dies, the Company will pay to Mr.
Oklewicz (or his spouse or estate if he dies) his compensation until the expiration of the term of the agreement. The agreement contains a confidentiality provision and provides that during the term of employment and for a period of one year after such employment has terminated, Mr. Oklewicz will not interfere with the Company's customers or solicit the Company's employees.

COMPENSATION OF DIRECTORS

            Directors of the Company are reimbursed for their expenses in attending board meetings. Each non-employee director is entitled to an option to purchase 90,000 shares of Common Stock of the Company upon becoming a director of the Company, which options vest over a two-year period.

            In April 1996, the Board of Directors of the Company authorized that each non-employee Director will receive an annual retainer of $18,000 plus a payment of $1,000 for each regular or special meeting of the Board plus a payment of $500 for any committee meeting held in conjunction with a Board meeting plus $1,000 for any committee meeting held separately from a Board meeting. Each non-employee Director received 45,000 shares of Class A Common
Stock in January 1998 in lieu of the foregoing regular or special meeting payments.



                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth, as of the Record Date, certain information as to the beneficial ownership of Class A Common Stock of each of the Company's directors, all executive officers and directors as a group, and all persons known by the Company to be the beneficial owner of more than five percent of the Company's Class A Common Stock:


                                              AMOUNT AND             PERCENT OF
                                              NATURE OF              OUTSTANDING
 NAME AND ADDRESS OF                          BENEFICIAL            SHARES OWNED
BENEFICIAL STOCKHOLDER                     OWNERSHIP (1)(2)              (2)
---------------------------------------    --------------------    -------------


Donald W. Barrett                               245,000(3)              2.1%
380 Herndon Parkway Herndon, VA 20170

Sydney H. Dankman                               225,148(4)              1.9%
380 Herndon Parkway Herndon, VA  20170
Ronald C. Oklewicz                              451,219(5)              3.8%
380 Herndon Parkway Herndon, VA  20170
John M. Toups                                   129,445(6)              1.1%
380 Herndon Parkway Herndon, VA  20170
John P. Diesel                                  262,862(7)              2.2%
380 Herndon Parkway Herndon, VA  20170
E. Donald Shapiro                               105,000(8)                *
57 Worth Street
New York, NY 10013

Alan B. Salisbury                               105,000(9)                *
380 Herndon Parkway Herndon, VA  20170
All current officers and directors           1,542,007(10)             11.5%
as a group (8 persons)

-----------------------

*     Less than 1%.

(1) Except as otherwise indicated, each of the parties listed has sole voting and investment power with respect to all shares of Common Stock indicated. Beneficial ownership is calculated in accordance with Rule 13d-3(d) under the Exchange Act.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from March 25, 1998 upon the exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from March 25, 1998 have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(3) Includes 200,000 shares of Class A Common Stock underlying immediately exercisable options. Does not reflect 200,000 options which shall vest and become exercisable on December 31, 1998; provided, however, that in the event of a change in control (as defined in Mr. Barrett's employment agreement) of the Company, the non-vested portion of the options which shall automatically accelerate to the date of such change in control.

(4) Includes 94,862 shares of Class A Common Stock underlying immediately exercisable stock options and Class C Warrants.

(5) Includes 380,000 shares of Class A Common Stock underlying immediately exercisable stock options. Also includes 3,438 shares of Class A Common Stock underlying immediately exercisable Class C warrants and 17,781 shares of Class A Common Stock jointly owned by Mr. Oklewicz and his spouse.

(6) Includes 84,445 shares of Class A Common Stock underlying immediately exercisable options.

(7) Includes 64,445 shares of Class A Common Stock underlying immediately exercisable stock options. Also includes 150,917 shares of Class A Common Stock underlying immediately exercisable Class A, Class B and Class C warrants jointly owned by Mr. Diesel and his spouse.

(8) Includes 60,000 shares of Class A Common Stock underlying immediately exercisable stock options.

(9) Includes 60,000 shares of Class A Common Stock underlying immediately exercisable stock options.

(10) Includes 1,116,440 shares of Class A Common Stock underlying immediately exercisable stock options and Class A, Class B and Class C warrants.



SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission and furnish copies of those reports to the Company. Based solely on a review of the copies of the reports furnished to the Company to date, or written representations that no reports were required, the Company believes that all reports required to be filed by such persons with respect to the Company's fiscal year ending December 31, 1997 were timely made, except for certain reports filed by Messrs. Dankman, Shapiro and Toups.



STOCKHOLDER PROPOSALS

            Any stockholder proposal intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company not later than December 4, 1998 for inclusion in the Company's proxy statement and form of proxy for that meeting.

SOLICITATION OF PROXIES

            The cost of preparing, assembling and mailing the Notice of Annual Meeting, this Proxy Statement and Proxies is to be borne by the Company. The Company will also reimburse brokers who are holders of record of Common Stock for their expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph or personal interview.



OTHER MATTERS

            Management does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the Proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Meeting.



PROXIES

            All stockholders are urged to fill in their choices with respect to the matters to be voted upon, sign and promptly return the enclosed form of Proxy.



                                             By Order of the Board of Directors,





                                             ROBERT D. RUSSELL
                                             Secretary



Herndon, Virginia
April 3, 1998

PROXY                                                                      PROXY
-----                                                                      -----



                               TELEPAD CORPORATION



                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)



            The undersigned holder of Common Stock of TELEPAD CORPORATION, revoking all proxies heretofore given, hereby constitutes and appoints Donald W. Barrett and Robert D. Russell and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of TELEPAD CORPORATION, to be held at the Company's executive offices at 380 Herndon Parkway, Suite 1900, Herndon, Virginia on Monday, May 4, 1998, at 11:00 A.M., Eastern Daylight Savings Time, and at any adjournments or postponements thereof.



            The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.



            Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may properly come before the meeting. Where no choice is specified, this Proxy will be voted FOR the listed nominee to serve as director and FOR Proposals 2 and 3.



            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

________________   ________                    PLEASE MARK YOUR
 ACCOUNT NUMBER     COMMON                CHOICE LIKE THIS IN BLUE
                                               OR BLACK INK:               [X]
                                         Will attend the meeting
                                                                           [_]



                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE

                    LISTED NOMINEE AND FOR PROPOSALS 2 AND 3.





(1)   Election of one Class II Director

           FOR the nominee listed                   WITHHOLD AUTHORITY to vote
     (except as marked to the contrary)            for the listed nominee below

                     [_]                                        [_]

                                    Class II
                                    --------

                           Nominee: Alan B. Salisbury



      (Instruction: To withhold authority to vote for any individual nominee, circle that nominee's name in the list provided above.)



(2) Amendment of the Certificate of Incorporation to effectuate a reverse stock split.

          FOR                      AGAINST                  ABSTAIN
          |_|                        |_|                      |_|


(3) Ratify the appointment of Ernst & Young LLP as the Company' independent public accountants

          FOR                      AGAINST                  ABSTAIN
          |_|                        |_|                      |_|


(4) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.




                                    Dated  _______________________________, 1998

                                    ____________________________________________

                                    ____________________________________________

                                                    Signature(s)

                                    (Signatures   should  conform  to  names  as
                                    registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title.)









PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY

                                                                       EXHIBIT A
                                                                       ---------


                            CERTIFICATE OF AMENDMENT

                                     TO THE

                  SECOND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                              TELEPAD CORPORATION.

            TELEPAD CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, (the "Corporation")

            DOES HEREBY CERTIFY:

            FIRST: That the Second Restated Certificate of Incorporation of the Corporation was filed in the office of the Secretary of State of Delaware on August 19, 1992 (the "Certificate of Incorporation").

            SECOND: That at a meeting of the Board of Directors of the Corporation a resolution was duly adopted setting forth a proposed amendment of the Certificate of Incorporation, as amended, of the Corporation and declaring said amendment to be advisable. The resolution setting forth the proposed amendment is as follows:

                  RESOLVED,  that the  Corporation  amend  Article  FIFTH of its
            Certificate of Incorporation in order to effect a reverse stock split of its shares on a 1 for 10 ratio (the "Reverse Split") by changing Article FIFTH thereof so that as amended, said Article shall be and read as follows:

                  "FIFTH:  STOCK.  The  aggregate  number  of  shares  which the
            Corporation shall have the authority to issue is 100,000,000 shares, divided into three classes: (i) 5,000,000 shares of preferred stock, $.01 par value per share (the "Preferred Stock"), (ii) 593,063 shares of Class B Common Stock, $.01 par value per share (the "Class B Common Stock"), and (iii) 94,406,937 shares of Class A Common Stock, $.01 par value per share (the "Class A Common Stock") (the Class A Common Stock and Class B Common Stock, collectively, the "Common Stock").

                  Upon the  filing  of this  amendment  with the  office  of the
            Secretary of State of the State of Delaware (the "Effective Date"), each ten (10) shares of Class A Common Stock, which are the only voting securities of the Corporation issued and outstanding, then issued shall be automatically reclassified into one (1) share of Class A Common Stock of the Corporation. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash in an amount equal to such fraction multiplied by the closing price of the Corporation's Common Stock on the Nasdaq SmallCap Market on the day prior to the Effective Date, adjusted for the Reverse Split, which is equal to 10 times the prereverse split closing price."

            THIRD: That thereafter, pursuant to the Corporation's Bylaws and pursuant to resolution of its Board of Directors, the Annual Meeting was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which Annual Meeting the holders of stock representing a majority of the votes entitled to be cast with respect thereto voted in favor of the aforesaid amendment.

            FOURTH: That the aforesaid amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

            IN WITNESS WHEREOF, said TELEPAD CORPORATION has caused this Certificate of Amendment to be signed by Ronald C. Oklewicz, its President, and Robert D. Russell, its Secretary, this ____ day of May, 1998.


                                                    TELEPAD CORPORATION


                                                    By: /s/ Ronald C. Oklewicz
                                                       -------------------------
                                                        Ronald C. Oklewicz
                                                        President



Attest: /s/ Robert D. Russell
       -------------------------
        Robert D. Russell
        Secretary